UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2010 (February 1, 2010)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-10822	62-1470956
(Commission File No.)	(IRS Employer
Identification Number)

222 Robert Rose Drive
Murfreesboro, TN 37129
(Address of principal executive offices, including zip code)

(615) 890-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.01 Completion of Acquisition or Disposition of Assets

   This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Current Report on Form 8-K filed by National Health Investors, Inc. (“NHI”) on February 3, 2010, in which NHI reported the completion of its acquisition of six Florida skilled nursing facilities from Care Foundation of America, Inc. (“CFA”) as described more fully below.  This Amendment is being filed to include the historical financial statements and pro forma financial information described in Item 9.01 below which are incorporated by reference herein.

   On February 1, 2010, NHI completed the purchase of six Florida skilled nursing facilities consisting of 780 beds or 228,600 square feet from Care Foundation of America, Inc. (“CFA”) for a total of $67 million. The facilities (the “CFA Properties”) are subject to existing triple-net leases to affiliates of Health Services Management, Inc. for $6.2 million annually, plus a 3% annual escalator starting October 1, 2011. The leases expire in 2014 and the tenants have a 3-year optional renewal term. The facilities were part of NHI’s mortgage loan portfolio for 16 years.  The purchase resulted in the dismissal of pending litigation between NHI and CFA.

   In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the Company is providing a Combined Historical Statement of Revenues and Certain Direct Operating Expenses of the CFA Properties.  The combined historical statement of revenues and certain direct operating expenses is not necessarily representative of the entire results of the properties for the period presented as certain expenses as described in the notes thereto have been excluded, and may not be indicative of future operations.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

(1)

The CFA Properties were acquired from unrelated third parties and resulted in the dismissal of litigation between NHI and CFA.  The CFA Properties are subject to existing triple-net leases with the facilities’ operators and, therefore, reflect no direct operating expenses incurred by the previous owner that are comparable to the future operations of the CFA Properties.  NHI is not aware, after reasonable inquiry, of any material factors related to operations of the CFA Properties, other than as disclosed herein, that would cause the reported historical financial information not to be necessarily indicative of future operating results.  Material factors considered by NHI relating to the ownership of the properties in assessing the acquisition of the CFA Properties are described elsewhere in this Current Report on Form 8-K/A.

(i)

  Report of Independent Auditors.

(ii)

Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2009.

(iii)

Notes to Combined Historical Statement of Revenues and Certain Direct Operating Expenses.

(b)  Pro Forma Financial Information

(1)

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements of NHI.

(2)

Unaudited Pro Forma Condensed Consolidated Balance Sheet of NHI as of December 31, 2009.

(3)

Unaudited Pro Forma Condensed Statement of Income for NHI for the year ended December 31, 2009.

(c)  Exhibits

99.1

Consent of Independent Auditors

(a) Financial Statement of Business Acquired

CFA Properties

Combined Historical Statement of Revenues and Certain Direct Operating Expenses

For the Year Ended December 31, 2009

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders

National Health Investors, Inc.

Murfreesboro, Tennessee

We have audited the accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2009 of six skilled nursing facilities acquired by National Health Investors, Inc. from Care Foundation of America, Inc. (collectively, the “CFA Properties”) on February 1, 2010.  This financial statement is the responsibility of Care Foundation of America, Inc. management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Care Foundation of America, Inc.’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the United States Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the CFA Properties’ revenues and expenses.

In our opinion, the Combined Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenues and expenses described in Note 2 to the financial statement for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO Seidman, LLP

Nashville, Tennessee

April 19, 2010

CFA Properties

Combined Historical Statement of Revenues and Certain Direct Operating Expenses

For the Year Ended December 31, 2009

(in thousands)

Year Ended
December 31, 2009

Rental income	$6,407

Certain direct operating expenses	-

Revenues in excess of certain direct operating expenses	$6,407

See accompanying notes to combined historical statement of revenues and certain direct operating expenses.

CFA Properties

Notes to Combined Historical Statement of Revenues and Certain Direct Operating Expenses

For the year ended December 31, 2009

NOTE 1.  BUSINESS

Six Florida skilled nursing facilities were acquired by National Health Investors, Inc. from Care Foundation of America, Inc. (the “CFA Properties”) on February 1, 2010.  The facilities are subject to existing triple-net leases to affiliates of Health Services Management, Inc. (“HSM”), which commenced October 1, 2009 for five years under the most recent amendment, for a total of $6.2 million annually, plus a 3% annual escalator starting October 1, 2011.  The leases expire in 2014 and HSM has a 3-year optional renewal term.  There were no direct operating expenses to the previous owner that are comparable to future operations of the CFA Properties.

NOTE 2.  BASIS OF PRESENTATION

The accompanying Combined Historical Statement of Revenues and Certain Direct Operating Expenses was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and is not intended to be a complete presentation of the CFA Properties’ revenues and expenses. The financial statements have been prepared on the accrual basis of accounting and require management to make estimates and assumptions that affect the reported amounts of the revenues during the reporting period. Actual results may differ from those estimates.

NOTE 3.  REVENUES

The six leases are accounted for as operating leases.  Rental income is recognized as earned over the life of the lease agreements on a straight-line basis.

Future minimum lease payments due from the CFA Properties as of December 31, 2009 were as follows (in thousands):

2010	$6,200
2011	6,247
2012	6,434
2013	6,627
2014	5,081
$30,589

(b) Pro Forma Financial Information.

    The Unaudited Pro Forma Condensed Consolidated Financial Statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with NHI’s Annual Report on Form 10-K for the year ended December 31, 2009, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K/A.

    The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009, reflects the financial position of NHI as if the transaction described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed as of December 31, 2009.

    The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2009, presents the results of operations of NHI as if the transaction described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements had been completed on January 1, 2009.

    These accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.  In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements include pro forma allocations of the purchase price of the properties discussed in the accompanying notes based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

NATIONAL HEALTH INVESTORS, INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2009

(in thousands, except share amounts)

	NHI	Pro Forma	NHI
	Historical	Adjustments	Pro Forma
Assets	(2)	(1)
Real estate properties:
Land	$28,490	$4,690	$33,180
Buildings and improvements	322,296	62,310	384,606
	350,786	67,000	417,786
Less accumulated depreciation	(126,925)	-	(126,925)
Real estate properties, net	223,861	67,000	290,861
Mortgage notes receivable, net	94,588	(22,936)	71,652
Investment in preferred stock, at cost	38,132	-	38,132
Cash and cash equivalents	45,718	(30,616)	15,102
Marketable securities	21,322	-	21,322
Accounts receivable, net	2,189	-	2,189
Assets held for sale, net	33,420	-	33,420
Deferred costs and other assets	130	-	130
Total Assets	$459,360	$13,448	$472,808

Liabilities and Stockholders’ Equity
Borrowings under revolving credit facility	$-	$14,000	$14,000
Earnest money deposit	150	-	150
Real estate purchase liability	3,000	-	3,000
Accounts payable and accrued expenses	2,754	-	2,754
Dividends payable	17,959	-	17,959
Deferred income	885	-	885
Total Liabilities	24,748	14,000	38,748

Commitments and Contingencies

Stockholders’ Equity
Common stock, .01 par value; 40,000,000 shares authorized; 27,629,505
shares issued and outstanding, respectively	276	-	276
Capital in excess of par value	459,842	-	459,842
Cumulative net income	900,611	(552)	900,059
Cumulative dividends	(940,220)	-	(940,220)
Unrealized gains on marketable securities	14,103	-	14,103
Total Stockholders' Equity	434,612	(552)	434,060
Total Liabilities and Stockholders' Equity	$459,360	$13,448	$472,808

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NATIONAL HEALTH INVESTORS, INC.

Unaudited Pro Forma Condensed Consolidated Statement of Income

For The Year Ended December 31, 2009

(in thousands, except share and per share amounts)

		CFA
	NHI	Properties	Pro Forma	NHI
	Historical	Historical	Adjustments	Pro Forma
Revenues:	(2)	(3)	(1),(4)
Rental income	$55,076	$6,407	$-	$61,483
Mortgage interest income	9,145	-	(1,837)	7,308
	64,221	6,407	(1,837)	68,791
Expenses:
Interest expense	85	2,195	(1,266)	1,014
Depreciation	7,629	-	1,558	9,187
Amortization of loan costs	90	-	-	90
Legal expense	1,954	-	-	1,954
Franchise, excise and other taxes	730	-	-	730
General and administrative	5,255	1,456	(1,456)	5,255
Loan and realty losses (recoveries)	(1,077)	-	-	(1,077)
	14,666	3,651	(612)	17,153
Income before non-operating income	49,555	2,756	(1,225)	51,638
Non-operating income	8,581	16	(16)	8,581
Income from continuing operations	$58,136	$2,772	$(1,241)	$60,219

Weighted average common shares outstanding:
Basic	27,586,338			27,586,338
Diluted	27,618,300			27,618,300

Income from continuing operations per share:
Basic	$2.11			$2.18
Diluted	$2.10			$2.18

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NATIONAL HEALTH INVESTORS, INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

For The Year Ended December 31, 2009

NOTE 1.

    The Unaudited Pro Forma Condensed Consolidated Balance Sheet adjustments represent the impact of our acquisition of real estate properties from Care Foundation of America (“CFA”) consisting of six skilled nursing facilities and assume the transaction was completed as of December 31, 2009.  Also, in accordance with FASB Accounting Standards Codification Topic 805, we estimated and allocated the value of our investment in the real estate properties to the identifiable tangible and intangible assets and liabilities.

    The Unaudited Pro Forma Condensed Consolidated Statement of Income adjustments for the year ended December 31, 2009 assumes that the CFA acquisition was completed on January 1, 2009.

    The estimates and valuations included in these Unaudited Pro Forma Condensed Financial Statements are based on estimates and assumptions as of the date of this report.

Acquisition Date	Property Description	Amount
February 1, 2010	Six skilled nursing facilities located in Florida	$67,000,000
	• Ayers Health and Rehabilitation Center
	• Bear Creek Nursing Center
	• Brooksville Healthcare Center
	• Cypress Cove Care Center
	• Heather Hill Nursing Home
	• Royal Oak Nursing Center

NOTE 2.

    Represents the historical combined financial statements of NHI, except that the Unaudited Pro Forma Condensed Consolidated Statement of Income includes only the results of operations from continuing operations of NHI for each period presented. In accordance with Article 11 of Regulation S-X of the Securities and Exchange Commission, revenues and expenses related to property operations classified as discontinued operations have been excluded.

NOTE 3.

    Represents the unaudited historical combined results of operations of CFA for the period presented.

NOTE 4.

    We made certain pro forma adjustments related to the historical revenues and expenses of CFA for the year ended December 31, 2009 in order to derive consolidated pro forma results of operations from continuing operations for the Company for the year ended December 31, 2009. These pro forma adjustments include the following:

•

Reduction of historical NHI interest revenue recognized from CFA related to the extinguishment of CFA’s outstanding mortgage balance pursuant to the terms of the CFA purchase agreement;

•

Adjustment of interest expense based on the assumption that the CFA acquisition was partially funded with borrowings from our unsecured revolving credit facility bearing interest at 3.5%, such adjustment being net of CFA’s historical interest expense to us, and

•

Depreciation expense based on our allocation of the purchase price to land, building, and improvements is calculated on a straight-line basis using the estimated remaining life of 39 years.  These estimates, allocations and valuations are subject to change as we obtain further information; therefore, the actual depreciation expense recognized may not agree with the estimates included in these pro forma financial statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Health Investors, Inc.

By: /s/Roger R. Hopkins
Name: Roger R. Hopkins
Title: Chief Accounting Officer

Date: April 19, 2010